U.S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                         FORM 8-K


                  Current Report Pursuant
               to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


               Date of Report  June 10, 1997
                             ----------------

               GENERAL PARCEL SERVICE, INC.
               ----------------------------
  (Exact Name of Small Business Issuer in Its Charter)


                     State of Florida
                     ----------------
     (State or Other Jurisdiction of Incorporation)


33-30123-A		            	               59-2576629
----------                              ----------
(Commission File Number)       	   (I.R.S. Employer
                                     Identification No.)


8923 Western Way, Suite 22     Jacksonville, FL     32256
-----------------------------------------------------------
(Address of Principal Executive Offices)          (Zip Code)


                      (904) 363-0089
                      --------------
             (Registrant's Telephone Number)

Item 5.  Other Events.
----------------------

The Registrant reported a deficit in stockholders' equity of $516,519 at March 31, 1997 on Form 10-QSB. On May 27, 1997,
the Registrant was notified by the National Association of Securities Dealers ("NASD") that the Registrant was not in compliance with the minimum capital requirements for listing on NASDAQ.

The Registrant's Chairman, its President and Chief Executive Officer, certain affiliates of the Registrant's Chairman and other persons subscribed to purchase approximately 3.4 million shares of restricted common stock in May 1997 for cash, cancellation of debt and assumption of debt in the amount of approximately $5.9 million. Through June 10, 1997, the Registrant has received cash of $1,219,000 which was used to pay accounts payable and repay a portion of the Registrant's short-term borrowings. Other debt payable to stockholders in the amount of $997,512 was repaid through the issuance of stock.
The remaining purchase obligations under the subscription agreements are expected to be fulfilled by June 30, 1997.

The Registrant, as part of its requirement with the NASD, is providing as an exhibit to this Form 8-K, a pro-forma balance sheet for March 31, 1997 for the sole purpose of informing the NASD of its compliance with the capital requirements of NASD bylaws. THE UNAUDITED BALANCE SHEET INFORMATION DATED MARCH 31, 1997 HAS BEEN PREPARED FOR THE NASD AND SHOULD NOT BE RELIED UPON FOR INVESTMENT PURPOSES.

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL PARCEL SERVICE, INC.


By: /s/Wayne N. Nellums
   ---------------------
Wayne N. Nellums, Vice President,
Chief Financial Officer, and Secretary


Date: June 10, 1997
     --------------

              General Parcel Service, Inc.
                      Balance Sheet
                     March 31, 1997

                                                     	   	Subsequent
                                                   	 	 	   	Events
                                        	 	Unaudited      	(Note A)    	   	Pro-Forma
                                        -------------    -------------    -------------
Cash 	                                  $     	6,674                 	 	 	$ 	    6,674
Accounts Receivable 	                     	2,013,095                   	 	 	 2,013,095
Other Current Assets 	                      	320,380  	                     	 	320,380
                                         ------------                      ------------

      Total Current Assets 	              	2,340,149  	                 	 	 	2,340,149
                                         ------------                      ------------

Equipment, net                          	 	7,252,465                  	 	 	 	7,252,465
Goodwill 	 	                                 927,434                    	 	 	 	927,434
Other assets 	                              	212,238                    	 	 	 	212,238
                                         ------------                      ------------
      Total Assets                     	$	10,732,286  	               	 	$ 	10,732,286
                                         ============                      ============

LIABILITIES AND EQUITY

Short-term borrowings                  	$ 	3,400,000    	$	(1,200,000)   	$ 	2,200,000
Current obligations under
 capital leases 	                          1,015,274                 	 	 	 	 1,015,274
Current maturities of debt                	 	299,669         	 	 	 	           299,669
Accounts payable                        	 	1,998,717      	 	(690,000)    	 	1,308,717
Accrued expenses                        	 	1,768,472       	 	(26.517)    	 	1,741,955
                                         ------------     ------------     ------------

       Total current liabilities        	 	8,482,132    	 	(1,916,517)      	6,565,615
                                         ------------     ------------     ------------

Non-current liabilities:

Long-term obligations under
 capital leases 	                         	1,640,609  	                 	 	 	1,640,609
Long-term debt                            	 	539,387  	                   	 	 	539,387
Convertible Debentures                    	 	300,000      	 	(300,000)      	 	 --
Other long-term liabilities               	 	286,317              	 	 	 	      286,317
                                         ------------     ------------     ------------

      Total non-current liabilities     	 	2,766,313      	 	(300,000)      	2,466,313
                                         ------------     ------------     ------------

      Total liabilities                  	11,248,445    	 	(2,216,517)      	9,031,928
                                         ------------     ------------     ------------

Stockholders' equity (deficit):
Preferred stock                             	 	4,200  	 	  	 	                   4,200
Common stock  	 	                             37,586         	 	1,26      	 	   38,853
Additional paid-in capital 	 	            21,386,455  	   	2,215,250  	     23,601,705
Accumulated deficit 	                   	(21,944,400)                   	 	(21,944,400)
                                         ------------    ------------      ------------

Total stockholders' equity (deficit)     	 	(516,159)     	2,216,517      	 	1,700,358
                                         ------------    ------------      ------------

Total liabilities and equity           	$	10,732,286  	 $	    --  	       $ 10,732,286
                                         ============    ============      ============


Note A. The Registrant's Chairman, its President and Chief Executive Officer, certain affiliates of the Registrant's Chairman and other persons subscribed to purchase approximately 3.4 million shares of restricted common stock in May 1997 in exchange for cash, cancellation of debt and assumption of debt in the amount of approximately $5.9 million. Through June 10, 1997, the Registrant has received cash of $1,210,000 which was used to pay accounts payable and repay a portion of the Registrant's short term borrowings.
Other debt payable to stockholders in the amount of $997,512 was repaid through the issuance of stock. The remaining purchase obligations under the subscription agreements are expected to be fulfilled by June 30, 1997.